Exhibit 99.2

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Baden Kramer Huffman & Brodsky, P.C.


For Immediate Release


Contact: William M. Brodsky, Esq.            (212) 363-7020


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NEW YORK, NEW YORK, June 19, 1997-William M. Brodsky, Esq., attorney for Mr.
Zinn, released the following statement:

"Mr. Zinn apologizes to anyone who may have been hurt by his actions and accepts responsibility for the violations of law which occurred when certain contributions made by Besicorp employees to the 1992 Congressional campaign of Maurice Hinchey were reimbursed by Besicorp."

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